Exhibit 10.3

Banc of America Leasing & Capital, LLC	Equipment Security Note Number 17608-70001

This Equipment Security Note No. 17608-70001, dated as of July 20, 2007 (this “Equipment Note”), is entered into pursuant to and incorporates by this reference all of the terms and provisions of that certain Master Loan and Security Agreement No. 17608-70000 dated as of July 20, 2007 (the “Master Agreement”), by and between Banc of America Leasing & Capital, LLC (“Lender”) and Casual Male Retail Group, Inc. (“Borrower”). All capitalized terms used herein and not defined herein shall have the respective meanings assigned to such terms in the Master Agreement. If any provision of this Equipment Note conflicts with any provision of the Master Agreement, the provisions contained in this Equipment Note shall prevail. Borrower hereby authorizes Lender to insert the serial numbers and other identification data of the Equipment, dates, and other omitted factual matters or descriptions in this Equipment Note.

The occurrence of an “Event of Default,” as defined in the Master Agreement, shall entitle Lender to accelerate the maturity of this Equipment Note and to declare the Prepayment Amount to be immediately due and payable, and to proceed at once to exercise each and every one of the remedies provided in the Master Agreement or otherwise available at law or in equity. All of Borrower’s Obligations under this Equipment Note are absolute and unconditional, and shall not be subject to any offset or deduction whatsoever. Borrower waives any right to assert, by way of counterclaim or affirmative defense in any action to enforce Borrower’s Obligations hereunder, any claim whatsoever against Lender.

1. Equipment Financed; Equipment Location; Grant of Security Interest. Subject to the terms and provisions of the Master Agreement and as provided herein, Lender is providing financing in the principal amount described in Section 2 below to Borrower in connection with the acquisition or financing of the following described Equipment:

Quantity	Description	Serial Number	Cost
See Exhibit A attached hereto

Location of Equipment. The Equipment will be located or (in the case of over-the-road vehicles) based at the following locations:

Location	Address	City	County	State	ZIP
See Exhibit B attached hereto

Borrower has agreed and does hereby grant a security interest in and to the Equipment and the Collateral related thereto, whether now owned or hereafter acquired and wherever located, in order to secure the payment and performance of all Obligations owing to Lender, including but not limited to this Equipment Note, all as more particularly provided in the Master Agreement. Lender’s agreement to provide the financing contemplated herein shall be subject to the satisfaction of all conditions established by Lender and Lender’s prior receipt of all required documentation in form and substance satisfactory to Lender in its sole discretion.

2. Payments. For value received, Borrower promises to pay to the order of Lender, the principal amount of $17,375,631.94, together with interest thereon as provided herein. This Equipment Note shall be payable by Borrower to Lender in 48 consecutive monthly, installments of principal and interest (the “Payments”) commencing on August 20, 2007 (the “Initial Payment”) and continuing thereafter through and including July 20, 2011 (the “Maturity Date”) (collectively, the “Equipment Note Term”). Each Payment shall be in the amount provided below, and due and payable on the same day of the month as the Initial Payment set forth above in each succeeding payment period (each, a “Payment Date”) during Equipment Note Term. All interest hereunder shall be calculated on the basis of a year of 360 days comprised of 12 months of 30 days each. The final Payment due and payable on the Maturity Date shall in any event be equal to the entire outstanding and unpaid principal amount of this Equipment Note, together with all accrued and unpaid interest, charges and other amounts owing hereunder and under the Master Agreement.

(a)    Interest Rate.

Interest shall accrue on the entire principal amount of this Equipment Note outstanding for any calendar month or portion thereof, at a per annum rate of interest equal to (i) one and  75/100 percent (1.75%) plus the rate of interest equal to the “average of interbank offered rates for dollar deposits in the London Market based on quotations of sixteen (16) major banks” for a term of 30 days as published in the Wall Street Journal under a heading entitled “Money Rates, London Interbank Offered Rates (LIBOR)” or any future or substitute heading, on the fifteenth day of the month preceding the Payment Date for the applicable Payment, or (ii) if less, the highest rate of interest permitted by applicable law (the “Interest Rate”).

(b)    Payment Amount.

The amount of each Payment shall consist of $361,992.33 of principal, plus all interest accrued at the Interest Rate.

3. Prepayment The outstanding principal balance of this Equipment Note may be prepaid in whole or part at any time, together with interest and late charges accrued through the date of the prepayment, provided that such prepayment shall be accompanied by a prepayment charge calculated as follows: one percent (1%) of the amount of the prepaid if such prepayment occurs during the period from the date of this Equipment Note to the first anniversary hereof; one-half percent (0.5%) of the amount prepaid if such prepayment occurs during the period commencing on the first day after the first anniversary hereof and continuing through the second anniversary hereof; and no prepayment charge if such prepayment occurs thereafter. Partial prepayments shall be applied against principal installments in their inverse order of maturity. A prepayment charge will not be due if this Equipment Note is refinanced with the Lender.

4. Borrower Acknowledgements. Upon delivery and acceptance of the Equipment, Borrower shall execute this Equipment Note evidencing the amounts financed by Lender in respect of such Equipment and the Payments of principal and interest hereunder. By its execution and delivery of this Equipment Note, Borrower:

(a)	reaffirms of all of Borrower’s representations, warranties and covenants as set forth in the Master Agreement and represents and warrants that no Default or Event of Default under the Master Agreement exists as of the date hereof;

(b)	represents, warrants and agrees that: (i) the Equipment has been delivered and is in an operating condition and performing the operation for which it is intended to the satisfaction of Borrower; (ii) each item of Equipment has been unconditionally accepted by Borrower for all purposes under the Master Agreement and this Equipment Note; and (iii) there has been no material adverse change in the operations, business, properties or condition, financial or otherwise, of Borrower since May 5, 2007;

(c)	authorizes and directs Lender to advance the principal amount of this Equipment Note to reimburse Borrower or pay Vendors all or a portion of the purchase price of Equipment in accordance with Vendors’ invoices therefor, receipt and approval of which are hereby reaffirmed by Borrower; and

(d)	agrees that Borrower is absolutely and unconditionally obligated to pay Lender all Payments at the times and in the manner set forth herein.

BANC OF AMERICA LEASING & CAPITAL, LLC		Borrower: CASUAL MALE RETAIL GROUP, INC.

By:	/S/ DAVID R. COURNOYER	By:	/S/ DENNIS R. HERNREICH
Printed Name: Title:	David R. Cournoyer Senior Vice President	Printed Name: Title:	Dennis R. Hernreich Executive Vice President, Chief Financial Officer, Chief Operating Officer and Treasurer

Exhibit 10.3a

Exhibit A to Equipment Security Note No. 17608-70001

Location:	555 Turnpike Street, Canton, MA 02021
(Corporate Headquarters)

DESCRIPTION

MARKETING-MAC Desktop PC’s
MARKETING-MAC Desktop PC’s
INNOVATIVE-AS400 Redundant Power Supplies
ATRION-CISCO Router
ATLANTIC TECH-ECOMETRY HP 3000 Computer System
SERVER CONSOLIDATION - HP Servers
NETWORKED INFO-CISCO Core Switch
EAST COAST TELECOM-Voice Mail System
PC MALL-PRODUCT SOURCING SYS - HP Servers
PC MALL/INTERN’L COMP- HP Servers
PC EQUIPMENT - HW
PC EQUIPMENT - HW

Location:	555 Turnpike Street, Canton, MA 02021
(Warehouse)

CONVEYCO PROJECT - Automated Sortation System
SPARE PARTS & TOTES FOR SORTERS
CONVEYCO TECH - CONVEYOR
FORKLIFTS
TED THORSEN-LADDER TRUCKS
CONVEYCO - Double-deck shelving picking mezzanine
CONVEYCO-CAT EXPANSION PROJ
CHISWICK-WORKBENCH CATALOG EXPANS
CONVEYCO-MEZZANINE LINES
CONVEYCO-PALLET GATES

Location:	In all of a portion of the Store Locations as set forth on Exhibit B attached hereto

MEGAPATH DSL INSTALLS
POS/CRM HW - POS Registers
NSB-Register Signature Capture Devices
STORE PRINTER REPLACEMENTS
PLAY-MUSIC SYSTEM
XL SIGNAGE
INTERIOR REBRANDING

Casual Male Retail Group, Inc.

/S/ DENNIS R. HERNREICH
By: DENNIS R. HERNREICH Title: EVP,COO,CFO

Exhibit 10.3b

EXHIBIT B EQUIPMENT SECURITY NOTE NO. 17608-70001

STORE	LOCATION	CENTER NAME	ADDRESS1	ADDRESS 2	CITY, ST	ZIP CODE
ROCHESTER BIG & TALL
5000	SAN FRANCISCO, CA		700 MISSION STREET		SAN FRANCISCO, CA	94103
5001	SAN JOSE, CA		319 S. WINCHESTER BLVD		SAN JOSE, CA
5003	FRESNO, CA	GALLERY PLAZA SHOPPING CENTER	350 E. SHAW AVENUE		FRESNO, CA	93710
5005	SAN MATEO, CA		3580-3590 EL CAMINO REAL		SAN MATEO, CA
5008	BEVERLY HILLS, CA		9737 WILLSHIRE BLVD., SUITE 100-E		BEVERLY HILLS, CA
5011	CHICAGO, IL		840 N. MICHIGAN AVENUE		CHICAGO, IL
5012	BOSTON, MA		339 BOYLSTON STREET		BOSTON, MA	02116
5013	NEW YORK, NY		1301 AVENUE OF THE AMERICAS		NEW YORK, NY
5014	DALLAS, TX		11661 PRESTON FOREST VILLAGE RD. STE 101		DALLAS, TX
5015	ATLANTA, GA		3157 PEACHTREE ROAD		ATLANTA, GA
5016	WASHINGTON, DC		1101 CONNECTICUT AVENUE NW		WASHINGTON, DC
5017	DETROIT, MI	LATHRUP VILLAGE SHOPPING CTR.	26300 SOUTHFIELD ROAD		DETROIT, MI
5018	LONDON, UK		90 BROMPTON ROAD		LONDON, UK	SW3 1ER
5020	HOUSTON, TX	UPTOWN COLLECTION	5393-A WESTHEIMER		HOUSTON, TX	77056
5022	COSTA MESA, CA		901-H SOUTH COAST DRIVE		COSTA MESA, CA
5023	DENVER, CO		2770 E. 2ND AVENUE		DENVER, CO	80206
5025	MIAMI, FL	LOEHMANN’S FASHION ISLAND	BISCAYNE (US1) & NE 187TH STREET		MIAMI, FL
5026	LAS VEGAS, NV		3910 S. MARYLAND PARKWAY		LAS VEGAS, NV	89119
5027	PHOENIX, AZ		3240 EAST CAMELBACK ROAD		PHOENIX, AZ	85018
5028	SEATTLE, WA		1801 5TH AVENUE		SEATTLE, WA
5029	MANHASSET, NY		1625 NORTHERN BOULEVARD		MANHASSET, NY	11030
5031	NATICK, MA		1400 WORCESTER STREET		NATICK, MA	01760
5088	SAN FRANCISCO, CA		625 HOWARD STREET		SAN FRANCISCO, CA
5101	WALNUT CREEK, CA		1337 NORTH MAIN STREET		WALNUT CREEK, CA
5102	SACRAMENTO, CA		1740 ARDEN WAY	SUITE 2	SACRAMENTO, CA
5103	BOCA RATON, FL	TOWNE PLAZA	2301 GLADES ROAD, BAY 700		BOCA RATON, FL	33431
5395	SAN FRANCISCO, CA -OFFICE		625 HOWARD STREET		SAN FRANCISCO, CA -OFFICE
5401	CENTRAL VALLEY, NY	WOODBURY COMMON PREMIUM OUTLET	202 RED APPLE COURT		CENTRAL VALLEY, NY	10917

CASUAL MALE XL
9052	OMAHA, NE	CLOCKTOWER SC	605 NORTH 98TH STREET		OMAHA, NE	68114
9053	OVERLAND PARK, KS		8721 METCALF AVENUE		OVERLAND PARK, KS	66212
9054	VERNON HILLS, IL		445 EAST TOWNLINE ROAD		VERNON HILLS, IL	60061
9055	COLUMBUS, OH	KENNY CENTRE	1113 KENNY CENTRE		COLUMBUS, OH	43220
9056	MEMPHIS, TN	EASTGATE SC	847 S. WHITE STATION ROAD		MEMPHIS, TN	38117
9058	RICHMOND HEIGHTS, MO		1026 SOUTH BRENTWOOD BLVD.		RICHMOND HEIGHTS, MO	63117
9059	SOUTHFIELD, MI		25000 SOUTHFIELD ROAD		SOUTHFIELD, MI	48075
9060	ALLEN PARK, MI	FAIRLANE GREEN SHOPPING CENTER	3480 FAIRLANE DRIVE		ALLEN PARK, MI	48101
9063	NOVI (DETROIT), MI	NOVI TOWN CENTER	43115 CRESCENT BLVD.		NOVI (DETROIT), MI	48375
9064	STERLING HEIGHTS, MI		13967 LAKESIDE CIRCLE		STERLING HEIGHTS, MI	48313
9066	TOTOWA, NJ		540 US HIGHWAY 46		TOTOWA, NJ	07512
9067	MENLO PARK, NJ		236 LAFAYETTE AVENUE		MENLO PARK, NJ	08837
9068	TAMPA, FL	SHOPPES OF CARROLLWOOD	14354 N. DALE MABRY HIGHWAY		TAMPA, FL	33618
9069	ORLANDO, FL	SKYVIEW PLAZA	7939 S. ORANGE BLOSSOM TRAIL		ORLANDO, FL	32809
9070	ROCKVILLE, MD		11503A ROCKVILLE PIKE		ROCKVILLE, MD	20852
9071	MESA, AZ	POCA FIESTA	1110 W. SOUTHERN AVE., #A18		MESA, AZ	85210
9072	MESQUITE, TX	MESQUITE CROSSING	1725 NORTH TOWN EAST BLVD., SUITE 205		MESQUITE, TX	75150
9073	PLANO, TX	COLLIN CREEK CROSSING	1025 N. CENTRAL EXPRESSWAY		PLANO, TX	75075
9074	HOUSTON, TX	I-10 GESSNER PLACE	1005 GESSNER		HOUSTON, TX	77055

STORE	LOCATION	CENTER NAME	ADDRESS1	ADDRESS 2	CITY, ST	ZIP CODE
9075	HOUSTON, TX	SHARPSTOWN PLAZA	7115 SOUTHWEST FREEWAY		HOUSTON, TX	77074
9076	ARLINGTON, TX	ARLINGTON TOWNE CENTER	4100 S. COOPER STREET		ARLINGTON, TX	76015
9080	ESCONDIDO, CA	PLAZA LAS PALMAS	1004 WEST VALLEY PARKWAY #23		ESCONDIDO, CA	92025
9081	GLENDALE, CA		340 N. GLENDALE AVENUE, #340		GLENDALE, CA	91206
9082	NORTHRIDGE, CA	NORDHOFF PLAZA	19422 NORDHOFF STREET		NORTHRIDGE, CA	91324
9083	SAN ANTONIO, TX	HUEBNER OAKS SC	11075 IH-10 WEST SUITE 302		SAN ANTONIO, TX	78230
9084	COLUMBIA, MD	THE MALL IN COLUMBIA	10300 LITTLE PATUXENT PKWY, SPACE #1870		COLUMBIA, MD	21044
9102	EAST HAVEN, CT		96 FRONTAGE ROAD		EAST HAVEN, CT	06512-
9103	FAIRFIELD, CT	FAIRFIELD WOODS PLAZA	2367 BLACK ROCK TURNPIKE		FAIRFIELD, CT	06825-
9105	WARWICK, RI		800 BALD HILL ROAD		WARWICK, RI	02893
9106	ALEXANDRIA, VA	PLAZA AT LANDMARK	6222 LITTLE RIVER TURNPIKE		ALEXANDRIA, VA	22312-
9108	LATHRUP VILLAGE, MI	LATHRUP VILLAGE SHOPPING CTR.	26740 SOUTHFIELD ROAD		LATHRUP VILLAGE, MI	48076-
9112	NORTH DARTMOUTH, MA	K MART SHOPPING CENTER	FAUNCE CORNER ROAD		NORTH DARTMOUTH, MA	02747-
9114	OKLAHOMA CITY, OK	WALNUT SQUARE SHOPPING CENTER	2209 S.W. 74TH ST., SUITE 318		OKLAHOMA CITY, OK	73159-
9117	TYNGSBORO, MA	TJ MAXX PLAZA	440 MIDDLESEX ROAD		TYNGSBORO, MA	01879-1021
9119	HOMETOWN, IL	FOUR CITIES PLAZA	8735 SOUTH CICERO AVE		HOMETOWN, IL	60456-1018
9120	OAKBROOK TERRACE, IL	JRC PLAZA WEST	17 W. 480 22ND ST.		OAKBROOK TERRACE, IL	60181
9121	PHILADELPHIA, PA		2715 S. FRONT STREET #6		PHILADELPHIA, PA	19148-
9123	HAMPTON, VA	RIVERDALE CENTER SHOPPING CEN.	1044 W. MERCURY BLVD.		HAMPTON, VA	23666-
9124	WETHERSFIELD, CT		1138 SILAS DEANE HIGHWAY		WETHERSFIELD, CT	16109-
9127	GREENWOOD, IN	GREENWOOD SHOPPES SHOPPING CTR	884 NORTH U.S. 31		GREENWOOD, IN	46142-
9131	TONAWANDA, NY	MARVIN GARDENS PLAZA	1228-1230 NIAGARA FALLS BLVD.		TONAWANDA, NY	14150-
9133	CHARLOTTE, NC		5030 EAST INDEPENDENCE BLVD		CHARLOTTE, NC	28212
9137	COLUMBIA, SC	THE OUTLET POINT	125 OUTLET POINT BLVD		COLUMBIA, SC	29210-
9139	CHARLESTON, SC	NORTH RIVERS MARKET SUITE 1440	7800 RIVERS AVENUE	SUITE 1440	CHARLESTON, SC	29406-4016
9142	HANOVER, MA	HANOVER SHOPPING CENTER	1410 WASHINGTON STREET		HANOVER, MA	02339-
9144	WEST SPRINGFIELD, MA	CENTURY PLAZA	223-227 MEMORIAL AVENUE		WEST SPRINGFIELD, MA	01089-
9149	ALBANY, NY	WOLF ROAD SHOPPERS PARK	110 WOLF ROAD		ALBANY, NY	12205-
9155	OKLAHOMA CITY, OK	PENN SQUARE	3617 NORTHWEST EXPRESSWAY		OKLAHOMA CITY, OK	73132-
9157	NASHVILLE, TN	RIVERGATE SQUARE	1596 GALLATIN PIKE NORTH		NASHVILLE, TN	37115-
9160	DEDHAM, MA*		735 PROVIDENCE HIGHWAY		DEDHAM, MA*	02026-
9161	SAUGUS, MA		87 BROADWAY		SAUGUS, MA	01906-
9165	IRVING, TX	GRANDE SHOPPING CENTER	2608 NORTH BELTLINE ROAD		IRVING, TX	75062-
9168	GROTON, CT	GROTON FASHION PLAZA	984 POQUONNOCK RD., ROUTE 12		GROTON, CT	06340-
9171	MERRILLVILLE, IN	THE CROSSINGS AT HOBART, IN	2217A EAST 80TH AVENUE		MERRILLVILLE, IN	46410-
9172	ORLANDO, FL	SHOPPES OF INTERNATIONALE PL	5728 INTERNATIONAL DR.		ORLANDO, FL	32819
9174	HENRIETTA, NY	SOUTHTOWN PLAZA	3333 WEST HENRIETTA ROAD		HENRIETTA, NY	14623
9175	MILFORD, CT		1501 BOSTON POST ROAD		MILFORD, CT	06460
9176	GREENSBORO, NC	ED KELLY PLAZA	3806-A HIGH POINT RD., SPACE G		GREENSBORO, NC	27407-
9177	INDIANAPOLIS, IN	LAFAYETTE SHOPPES	4664 WEST 38TH STREET		INDIANAPOLIS, IN	46254-
9178	NORFOLK, VA	VIRGINIA BEACH BLVD SHOPPES	6109 E. VIRGINIA BEACH BLVD., SUITE C		NORFOLK, VA	23502-
9180	PARAMUS, NJ*		443 ROUTE 17 SOUTH		PARAMUS, NJ*	07652-
9181	BALTIMORE, MD	MONTGOMERY WARD PLAZA	6217 BALTIMORE NATIONAL PIKE		BALTIMORE, MD	21228-
9182	NORRIDGE, IL	GAP SHOPPING CENTER	4151 NO. HARLEM AVE.		NORRIDGE, IL	60656-
9183	NILES, IL		9517 NO. MILWAUKEE AVE.		NILES, IL	60714
9184	REDFORD TOWNSHIP, MI		9189 TELEGRAPH ROAD		REDFORD TOWNSHIP, MI	48239-
9185	MEDFORD, MA	FELLSWAY SHOPPING PLAZA	686 FELLS WAY		MEDFORD, MA	02155-
9186	UNION, NJ		2456 U.S. HIGHWAY 22		UNION, NJ	07083-
9187	ROSEVILLE, MN	ROSEWOOD SC	2195B SNELLING AVENUE SOUTH		ROSEVILLE, MN	55113
9190	GREENFIELD, WI	KOPP SHOPPING CENTER	4751 SOUTH 76TH STREET		GREENFIELD, WI	53220-
9191	SALEM, NH		346 SO. BROADWAY		SALEM, NH	03079-
9193	CENTEREACH, NY		2049 MIDDLE COUNTRY RD.		CENTEREACH, NY	11720-
9194	BROOKFIELD, WI	BROWNSTONES SHOPPING CENTER	17430-17680 W. BLUEMOUND ROAD, #11		BROOKFIELD, WI	53005
9195	ST. ANN, MO		3535 N. LINDBERGH AVE.		ST. ANN, MO	63074-

STORE	LOCATION	CENTER NAME	ADDRESS1	ADDRESS 2	CITY, ST	ZIP CODE
9196	MAPLEWOOD, MN	TOWN CENTER OF MAPLEWOOD	1845 COUNTY ROAD D		MAPLEWOOD, MN	55109-
9197	BURLINGTON, MA	BURLINGTON CROSS ROADS	34 CAMBRIDGE STREET, SPACE #9		BURLINGTON, MA	01803-
9199	TOMS RIVER, NJ	BEY LEA PLAZA	HOOPER AVENUE		TOMS RIVER, NJ	08753
9200	CHICAGO, IL	ADDISON MALL	2949 WEST ADDISON STREET		CHICAGO, IL	60618-
9201	RICHFIELD, MN	RICHFIELD SHOPPES SOUTH	6601 NICOLLET AVENUE SOUTH		RICHFIELD, MN	55423-
9204	NANUET, NY	ROCKLAND SHOPPING CENTER	23 ROCKLAND CENTER		NANUET, NY	10954-
9205	MISHAWAKA, IN	INDIAN RIDGE PLAZA	5776 GRAPE ROAD		MISHAWAKA, IN	46545-
9206	WESTLAND, MI	WESTWAY PLAZA	35592 WEST WARREN ROAD		WESTLAND, MI	48185-
9207	YONKERS, NY		2369 CENTRAL PARK AVENUE		YONKERS, NY	10710-
9208	ANN ARBOR, MI		3576 WASHTENAW AVE., SUITE B		ANN ARBOR, MI	48104-
9209	PONTIAC, MI		9 NORTH TELEGRAPH ROAD		PONTIAC, MI	48328
9210	EVERGREEN PARK, IL	EVERGREEN PARK COMMONS	2637 WEST 95TH STREET		EVERGREEN PARK, IL	60642-
9211	BROOKLYN, NY		2435 FLATBUSH AVENUE		BROOKLYN, NY	11234-
9213	LANGHORNE, PA	OUTLET AT OXFORD VALLEY	EAST LINCOLN HWY, U.S. RTE. 1		LANGHORNE, PA	19047-
9214	MADISON HEIGHTS, MI	MADISON SHOPPING CENTER	100 WEST 12 MILE ROAD		MADISON HEIGHTS, MI	48071-2416
9217	COLUMBUS, OH	SANCUS RETAIL CENTER	1154 POLARIS PARKWAY		COLUMBUS, OH	43240
9220	NORTH OLMSTEAD, OH		25180 LORAIN ROAD		NORTH OLMSTEAD, OH	44070
9221	ANTIOCH, TN		5295 HICKORY HOLLOW PARKWAY		ANTIOCH, TN	37013
9223	WICHITA, KS	EASTGATE PLAZA	8303 EAST KELLOGG DRIVE		WICHITA, KS	67207
9224	SAGINAW, MI		4434 BAY ROAD		SAGINAW, MI	48603
9225	GLEN BURNIE, MD	CHESAPEAKE SQ. SHOPPING CTR.	6710 GOVERNOR RITCHIE HIGHWAY		GLEN BURNIE, MD	21061-2319
9227	SOUTHGATE, MI		18700 EUREKA ROAD		SOUTHGATE, MI	48195-
9229	LINCOLN, NE	REDWING PLAZA	101 SOUTH 48TH STREET	SUITE 4	LINCOLN, NE	68510-
9232	CANTON, OH	BELDEN WHIPPLE CENTER	5106 - 5108 WHIPPLE N.W.		CANTON, OH	44718-
9235	FLINT, MI		G4365 MILLER ROAD		FLINT, MI	48507-
9236	SPRINGFIELD TOWNSHIP, PA		220 BALTIMORE PIKE		SPRINGFIELD TOWNSHIP, PA	19064
9237	COLUMBUS, OH	EASTLAND SHOPPING CENTER	2577 SO. HAMILTON ROAD		COLUMBUS, OH	43232-
9241	GREENBELT, MD	GREENWAY CENTER	7565 GREENBELT RD.		GREENBELT, MD	20770
9247	WEST ST. PAUL, MN		1733 S. ROBERTS STREET		WEST ST. PAUL, MN	55118-
9250	FAIRVIEW HEIGHTS, IL	LINCOLN HIGHWAY	319 LINCOLN HWY.		FAIRVIEW HEIGHTS, IL	62208
9252	OMAHA, NE	CROSSROADS PLAZA SC	76TH & DODGE		OMAHA, NE	68114
9254	JOLIET, IL	LARKIN AVENUE	1359 N. LARKIN ST.		JOLIET, IL	60435
9256	LAWRENCE TOWNSHIP, NJ		3256 BRUNSWICK PIKE - ROUTE 1		LAWRENCE TOWNSHIP, NJ	08648
9257	NORTH RANDALL, OH		4755 NORTHFIELD ROAD		NORTH RANDALL, OH	44128-
9258	TOLEDO, OH	MONROE STREET PLAZA	5212 MONROE STREET		TOLEDO, OH	43623
9260	ERIE, PA	MILLCREEK SQUARE	7 MILLCREEK SQUARE		ERIE, PA	16565-
9267	INDIANAPOLIS, IN	WASHINGTON SHOPPES	10027 E. WASHINGTON STREET		INDIANAPOLIS, IN	46229-
9270	BLOOMINGTON, IL	LAKEWOOD PLAZA	1407 N. VETERAN’S PARKWAY		BLOOMINGTON, IL	61704-
9271	MATTESON, IL	ROSE PLAZA	4744 W. LINCOLN HWY.		MATTESON, IL	60443
9273	GRAND RAPIDS, MI	EAST PARIS SHOPPES	3931 28TH STREET S.E.		GRAND RAPIDS, MI	49512
9274	SPRINGFIELD, IL		2450 WABASH SPACE 101		SPRINGFIELD, IL	62704
9278	RICHMOND, VA		11003 MIDLOTHIAN TURNPIKE		RICHMOND, VA	23235
9280	PITTSBURGH, PA		4700 MCKNIGHT ROAD		PITTSBURGH, PA	15237
9286	HAMDEN, CT	PARKWAY PLAZA II	1819 DIXWELL AVENUE		HAMDEN, CT	06514
9291	WILMINGTON, NC	UNIVERSITY COMMONS SHOP CENTER	351 S. COLLEGE RD, SPACE D-19		WILMINGTON, NC	28403-1617
9292	POUGHKEEPSIE, NY	SOUTH ROAD SQUARE	804 SOUTH ROAD SQUARE		POUGHKEEPSIE, NY	12601-
9293	AKRON, OH	CHAPEL HILL SQUARE	1950 BUCHOLZER BLVD.		AKRON, OH	44310
9298	DOVER, DE	ROUTE 13 AT DOVER DOWNS	1037 N. DUPONT HWY.		DOVER, DE	19901
9299	BLAINE, MN	NORTHCOURT COMMONS #13	670 COUNTY ROAD 10 NE		BLAINE, MN	55432-
9302	LITTLE ROCK, AR		1216 S. UNIVERSITY AVENUE		LITTLE ROCK, AR	72204-
9306	WILKES BARRE, PA	TRIANGLE PLAZA	677 H. KIDDER STREET		WILKES BARRE, PA	18702
9309	DES MOINES, IA	UNIVERSITY PARK	8801 UNIVERSITY AVENUE		DES MOINES, IA	50325
9311	MONROEVILLE, PA		3832 WILLIAM PENN HWY.		MONROEVILLE, PA	15146-
9312	DANBURY, CT	PATHMARK SHOPPING CENTER	100 NEWTON-DANBURY ROAD		DANBURY, CT	06810

STORE	LOCATION	CENTER NAME	ADDRESS1	ADDRESS 2	CITY, ST	ZIP CODE
9319	SIOUX FALLS, SD	GREENWAY MINI MALL	3500 W 41ST STREET		SIOUX FALLS, SD	57106-
9324	FARGO, ND	T.J. MAXX CENTER	4340 13TH AVE. SW		FARGO, ND	58103-
9326	MELROSE PARK, IL	WINSTON PLAZA SHOPPING CENTER	1254 NORTH AVENUE		MELROSE PARK, IL	60160-1012
9327	ROSEVILLE, MI		30160 GRATIOT AVENUE		ROSEVILLE, MI	48066-
9330	CARLE PLACE, NY		160 GLEN COVE ROAD UNIT #1		CARLE PLACE, NY	11514-
9331	ST. LOUIS, MO		7328 S. LINDBERGH BLVD.		ST. LOUIS, MO	63125-
9333	ST. PETERS, MO		4083 VETERANS MEMORIAL PKWY		ST. PETERS, MO	63376
9334	LANSING, IL	THE LANDINGS OF LANSING	16819 TORRENCE AVENUE		LANSING, IL	60438-
9336	SOUTH PORTLAND, ME		220 MAIN MALL ROAD		SOUTH PORTLAND, ME	04106-
9339	PATCHOGUE, NY		449-56 SUNRISE HWY. BLDG. K		PATCHOGUE, NY	11772-
9340	DISTRICT HEIGHTS, MD	PENN STATION SHOPPING CENTER	5736 SILVER HILL RD.		DISTRICT HEIGHTS, MD	20747-
9343	PITTSBURGH, PA	ROBINSON COURT	6528 STEUBENVILLE PIKE		PITTSBURGH, PA	15205
9345	RIVERTON, NJ	CINNAMINSON SHOPPING CENTER	CINNAMINSON AVE. & U.S. RT.130		RIVERTON, NJ	08077-
9347	TULSA, OK		8228 E. 61ST ST., SUITE 101		TULSA, OK	74133-
9348	YORK, PA	MAPLE VILLAGE II	970 LOUCKS RD.		YORK, PA	17404
9349	EVANSVILLE, IN	EASTLAND SHOPPES SHOPPING CTR	1530 N. GREEN RIVER ROAD - BLDG. A		EVANSVILLE, IN	47715
9351	CHATTANOOGA, TN	BRAINARD PARK	5799 BRAINARD ROAD		CHATTANOOGA, TN	37411-
9354	BATTLE CREEK, MI	MINGES BROOK MALL	5568 BECKLEY ROAD		BATTLE CREEK, MI	49015-
9356	HOUSTON, TX		6898 SOUTHWEST FREEWAY		HOUSTON, TX	77074-
9360	LANSING, MI	DELTA CENTER	5849 W. SAGINAW HWY.		LANSING, MI	48917-
9361	FORT WAYNE, IN	COLISEUM SHOPPES	501 COLISEUM BLVD. EAST		FORT WAYNE, IN	46805-
9363	BROOKLYN, NY		527 86TH STREET		BROOKLYN, NY	11209-
9365	HOUSTON, TX	THE COMMONS AT WILLOWBROOK	7592 FM 1960 WEST		HOUSTON, TX	77070
9366	HURST, TX	NORTHEAST SHOPPING CENTER	8704A AIRPORT FREEWAY		HURST, TX	76053-
9367	MASSAPEQUA, NY		5060A SUNRISE HWY.		MASSAPEQUA, NY	11762-
9368	COLUMBUS, OH	WEST BROAD CENTER	3659 W. BROAD STREET		COLUMBUS, OH	43228
9370	NORTH RIVERSIDE, IL	NORTH RIVERSIDE PLAZA	7341 25TH STREET		NORTH RIVERSIDE, IL	60546-
9371	DEPTFORD, NJ	DEPTFORD CROSSING SHOPPING CTR	CLEMENTS BRIDGE/ALMONESSON RD		DEPTFORD, NJ	60546
9374	BRONX, NY	BAY PLAZA SHOPPING CENTER	2094 BARTOW AVE. SPACE #2		BRONX, NY	10475-
9375	SPRINGDALE, OH	CASSINELLI SQUARE	129 E. KEMPER ROAD		SPRINGDALE, OH	45246-
9376	CINCINNATI, OH	KENWOOD CENTER	7324 KENWOOD ROAD		CINCINNATI, OH	45236
9377	INDIANAPOLIS, IN	CASTLETON SHOPPES	6024 EAST 82ND STREET		INDIANAPOLIS, IN	46250-
9378	BROWN DEER , WI		7817 W. BROWN DEER ROAD		BROWN DEER , WI	53223-
9379	SHREWSBURY, MA	WHITE CITY EAST SHOPPING CTR.	112 BOSTON TURNPIKE		SHREWSBURY, MA	01545
9380	WALDORF, MD	CONVENIENCE CENTER	3376 CRAIN HIGHWAY (ROUTE 301)		WALDORF, MD	20603
9381	LOUISVILLE, KY		7635 SHELBYVILLE ROAD		LOUISVILLE, KY	40222
9383	PHILADELPHIA, PA	ROOSEVELT MALL	2375 COTTMAN AVE.		PHILADELPHIA, PA	19149-
9384	MIAMISBURG, OH		7924 SPRINGBORO PIKE		MIAMISBURG, OH	45342-
9387	BOARDMAN, OH		926 BOARDMAN-POLAND RD.		BOARDMAN, OH	44512-
9388	STATEN ISLAND, NY	HEARTLAND SHOPPING PLAZA	2295 RICHMOND AVE.		STATEN ISLAND, NY	10314-
9390	DALLAS, TX	RED BIRD TOWERS	3209 W. CAMP WISDOM ROAD		DALLAS, TX	75237-2052
9391	WILMINGTON, DE		3924 KIRKWOOD HWY.		WILMINGTON, DE	19808-
9393	AMARILLO, TX	WOLFIN SQUARE	2217 I-40 WEST		AMARILLO, TX	79109-
9395	MENTOR, OH		7619 MENTOR AVENUE		MENTOR, OH	44060-
9396	KING OF PRUSSIA, PA		445 W. DEKALB PIKE - RTE. 202		KING OF PRUSSIA, PA	19406-
9397	HOUSTON, TX	WOOD FOREST SHOPPING CENTER	10911 EAST FREEWAY		HOUSTON, TX	77029-
9400	SECAUCUS, NJ	THE MALL AT MILL CREEK	ROUTE 3		SECAUCUS, NJ	07094-
9401	JOHNSON CITY, NY		310 REYNOLDS ROAD SUITE A		JOHNSON CITY, NY	13790
9402	SELMA, TX	THE FORUM AT OLYMPIA	8251 AGORA PARKWAY, SUITE 101		SELMA, TX	78154
9403	HOUSTON, TX	HUMBLEWOOD SHOPPING CENTER	19723 EASTEX FREEWAY	HIGHWAY 59	HOUSTON, TX	77338-
9404	LUBBOCK, TX		4408 50TH STREET		LUBBOCK, TX	79414-
9405	KNOXVILLE, TN		7834 KINGSTON PIKE		KNOXVILLE, TN	37919-
9406	PEORIA, IL		3526-3528 N. UNIVERSITY AVE.		PEORIA, IL	61604
9407	PINEVILLE, NC	THE CENTRUM	10610-D CENTRUM PARKWAY		PINEVILLE, NC	28134-

STORE	LOCATION	CENTER NAME	ADDRESS1	ADDRESS 2	CITY, ST	ZIP CODE
9408	FAIRFAX, VA	GREENBRIAR TOWN CENTER	13061 LEE JACKSON MEMORIAL HWY		FAIRFAX, VA	22030-
9409	BURNSVILLE, MN	BURNSHAVEN STRIP CENTER	712 W. COUNTY ROAD #42		BURNSVILLE, MN	55337-
9411	PHILADELPHIA, PA	CITY LINE CENTRE	4500 CITY LINE AVE., BLDG. A		PHILADELPHIA, PA	19131-
9412	FRAMINGHAM, MA	PARK PLAZA	150 WORCESTER ROAD		FRAMINGHAM, MA	01701-
9413	SAN ANTONIO, TX		7334 SAN PEDRO BLVD.		SAN ANTONIO, TX	78216
9414	ALBUQUERQUE, NM		6601 MENUAL N.E.		ALBUQUERQUE, NM	87110
9415	VALLEY STREAM, NY		320 W. SUNRISE HWY.		VALLEY STREAM, NY	11581-
9416	BROOKLYN, NY	PENN PLAZA SHOPPING CENTER	1110 PENNSYLVANIA AVENUE		BROOKLYN, NY	11207
9417	CORPUS CHRISTI, TX	SOUTH POINT RETAIL CENTER	5118-C STAPLES STREET		CORPUS CHRISTI, TX	78411-
9419	LAREDO, TX	RIO NORTE SHOPPING CENTER	5504 SAN BERNADO AVE. STE. 100		LAREDO, TX	78041-
9420	BALTIMORE, MD	EASTPOINT MALL	7839 EASTPOINT MALL		BALTIMORE, MD	21224
9421	FORT WORTH, TX		4613 S. HULEN STREET		FORT WORTH, TX	76132
9422	DALLAS, TX	PRESTON VALLEY VIEW S.C.	13398 PRESTON ROAD		DALLAS, TX	75240-
9424	HARRISBURG, PA		4425 JONESTOWN ROAD		HARRISBURG, PA	17109
9426	WARREN, MI		1961 E. EIGHT MILE ROAD		WARREN, MI	48091-
9428	GRAND CHUTE	T.J. MAXX PLAZA	708 N. CASALOM DR., STE. 10		GRAND CHUTE	54915-
9429	EL PASO, TX	MISSION PLAZA	1111 HAWKINS BLVD.		EL PASO, TX	79925-
9430	GREENBURGH, NY		350 TARRYTOWN ROAD RTE 119		GREENBURGH, NY	10607-
9431	MONTGOMERY, AL		3984 EASTERN BLVD.		MONTGOMERY, AL	36116
9432	ORANGE PARK, FL	ORANGE PARK (JACKSONVILLE)	62 - 74 BLANDING BLVD.		ORANGE PARK, FL	32073
9433	JACKSONVILLE, FL	REGENCY POINTE S.C.	9402 ARLINGTON EXPRESSWAY		JACKSONVILLE, FL	32225-
9434	NORTH MIAMI, FL	THE PROMENADE SHOPS AT 163RD	1755 NE 163RD STREET		NORTH MIAMI, FL	33162
9435	STONE MOUNTAIN, GA	STONE MOUNTAIN SQUARE	5370 US HWY 78, SUITE 5		STONE MOUNTAIN, GA	30087-
9440	LINDEN, NJ	LINDEN SHOPPING CENTER	1601 WEST EDGAR RD/		LINDEN, NJ	07036
9441	VICTOR, NY	COBBLESTONE COURT	170 COBBLESTONE COURT DRIVE		VICTOR, NY	14564
9442	S BURLINGTON, VT	STAPLES PLAZA	861 WILLISTON ROAD		S BURLINGTON, VT	05403
9443	DENVER, CO	BOWLES CROSSING SHOPPING CTR.	5656 BOWLES CROSSING		DENVER, CO	80123
9444	SCRANTON, PA	BAYSHORE SHOPPING CENTER	RTE. 6 SCRANTON-CARBONDALE HWY		SCRANTON, PA	18505
9445	BAYSHORE L.I., NY	BAYSHORE SHOPPING CENTER	1757 SUNRISE HWY.		BAYSHORE L.I., NY	11706-
9447	CHERRY HILL, NJ		216 HADDONFIELD ROAD		CHERRY HILL, NJ	08002
9449	MANASSAS, VA	MANASSAS MALL	8372-8374 SUDLEY ROAD		MANASSAS, VA	22109
9451	SCHAUMBURG, IL	WOODFIELD VILLAGE GREEN S.C.	1400 GOLF ROAD		SCHAUMBURG, IL	60173-
9453	EATONTOWN, NJ		49 ROUTE 36 WEST		EATONTOWN, NJ	07724
9454	WHITEHALL, PA		2367 MACARTHUR ROAD		WHITEHALL, PA	18052-
9455	PORT HURON, MI	HORIZON OUTLET CENTER	1661 RANGE ROAD, SPACE B80		PORT HURON, MI	48074-
9456	CHEEKTOWAGA, NY		2130 WALDEN AVENUE		CHEEKTOWAGA, NY	14225
9457	DULUTH, MN	STONE RIDGE SHOPPING CENTER	913 W. CENTRAL ENTRANCE		DULUTH, MN	55811-
9458	LEDGEWOOD, NJ		288 RTE. 10 W		LEDGEWOOD, NJ	07876
9460	RICHMOND, VA		7111 W. BROAD STREET		RICHMOND, VA	23294
9461	E. BRUNSWICK, NJ		326 RTE. 18		E. BRUNSWICK, NJ	08816
9464	IRONDEQUOIT, NY	TOPS PLAZA	RIDGE ROAD EAST		IRONDEQUOIT, NY	14621
9465	MANSFIELD, OH		695 NO. LEXINGTON-SPRINGMILL		MANSFIELD, OH	44906-
9466	LAFAYETTE, IN		2128 SAGAMORE PKWY. SOUTH		LAFAYETTE, IN	47905
9468	GREEN BAY, WI	UNITED CENTER	2300 SOUTH ONEIDA		GREEN BAY, WI	54304
9469	MIDLAND, TX		4410 N. MIDKIFF ROAD	SUITE b-1	MIDLAND, TX	79705-
9470	LOUISVILLE, KY	BROWNFIELD SQ. SHOPPING CENTER	4815 OUTER LOOP BROWNSVILLE SQUARE		LOUISVILLE, KY	40219
9471	LAFAYETTE, LA	AMBASSADOR ROW SHOPPING CENTER	3501 AMBASSADOR CAFFERY		LAFAYETTE, LA	70503
9472	VIRGINIA BEACH, VA	NORTH MALL SHOPS	2704 LYNNHAVEN PARKWAY, S. 105		VIRGINIA BEACH, VA	23452-
9473	COLORADO SPRINGS, CO	CITADEL CROSSING	507 NORTH ACADEMY BOULEVARD		COLORADO SPRINGS, CO	80909
9477	HIALEAH, FL	PALM SPRINGS MILE S.C.	1001 W.49th St., SUITE 1		HIALEAH, FL	33012-
9478	BATON ROUGE, LA		9490 AIRLINE HIGHWAY		BATON ROUGE, LA	70815-
9482	BRANDON, FL	BRANDON TOWN CENTER	S.R. 60 & I-75 #100B		BRANDON, FL	33511-
9484	CHAMPAIGN, IL	WAL-MART PLAZA	1006 W. ANTHONY DR. SUITE A&B		CHAMPAIGN, IL	61820-
9486	AUSTIN, TX	ABORETUM SHOPPING CENTER	9705 RESEARCH BLVD HWY. 183		AUSTIN, TX	78759

STORE	LOCATION	CENTER NAME	ADDRESS1	ADDRESS 2	CITY, ST	ZIP CODE
9487	SAN ANTONIO, TX	KINKO’S RETAIL CENTER	5755 N.W. LOOP 410 SUITE 103		SAN ANTONIO, TX	78238-
9488	LAKELAND, FL	VILLAGE PLAZA	4304 U.S. HIGHWAY 98 NORTH		LAKELAND, FL	33809-
9489	NAPERVILLE, IL	NAPERWEST PLAZA	618 SOUTH ROUTE 59, SUITE 112		NAPERVILLE, IL	60540-
9490	ALPHARETTA, GA	MANSELL CROSSING SHOPPING CEN.	7681 N. POINT PKWY., SUITE 500		ALPHARETTA, GA	30202-
9491	MIAMI, FL		9875 SO. DIXIE HIGHWAY		MIAMI, FL	33156-
9494	ALTAMONTE SPRINGS, FL	RENAISSANCE CENTRE	355 E. ALTAMONTE DR. #1000		ALTAMONTE SPRINGS, FL	32701-
9496	MONROE, MI	HORIZON OUTLET CENTER	1470 LAPLAISANCE RD.		MONROE, MI	48161
9497	BARBOURSVILLE, WV	HUNTINGTON MALL	MALL ROAD		BARBOURSVILLE, WV	25504-1834
9499	FLORENCE, SC		2590 DAVID MCLEOD BLVD.		FLORENCE, SC	29501-
9500	LEWISVILLE, TX	VISTA RIDGE VILLAGE	565 E. HIGHWAY 3040,SUITE# 201		LEWISVILLE, TX	75067-
9501	SPRINGFIELD, MO		1414 E. BATTLEFIELD		SPRINGFIELD, MO	65804-
9503	BLOOMFIELD, NJ	RICKELS SHOPPING CENTER	135 BLOOMFIELD AVE.		BLOOMFIELD, NJ	07003-
9504	LEXINGTON, KY	CROSSROADS PLAZA	3270 NICHOLASVILLE RD.		LEXINGTON, KY	40503
9505	RALEIGH, NC		6010 GLENWOOD AVENUE		RALEIGH, NC	27612
9506	ALTOONA, PA	PARK HILLS PLAZA	RT. 200 & PLANK RD		ALTOONA, PA	16602-
9507	CAMILLUS, NY		3514 W. GENESEE ST.		CAMILLUS, NY	13219-
9508	MUNCIE, IN	LYNDENBROOK PLAZA	3301 NORTH EVERBROOK LANE		MUNCIE, IN	47304-
9509	ANNAPOLIS, MD		2091 WEST STREET, PAROLE		ANNAPOLIS, MD	21401-
9510	DULUTH, GA	GWINNETT PLACE MALL	1950 PLEASANT HILL RD. STE. B		DULUTH, GA	30136-
9510	DULUTH, GA		1950 PLEASANT HILL RD. STE. B		DULUTH, GA	30136-
9512	BLOOMINGDALE, IL	STRATFORD PLAZA	158 SOUTH GARY STREET		BLOOMINGDALE, IL	60108-
9513	TOWSON, MD	YORK RIDGE CENTER N.	815 GOUCHER BLVD.		TOWSON, MD	21286
9516	FT. MYERS, FL		4455 CLEVELAND AVE.		FT. MYERS, FL	33901-
9517	MEMPHIS, TN		6326 WINCHESTER ROAD SUITE 1		MEMPHIS, TN	38115-
9518	ELMHURST, NY		89-55 QUEENS BLVD		ELMHURST, NY	11373-
9520	NILES, OH	GREAT EAST PLAZA	5555 YOUNGSTOWN/WARREN ROAD		NILES, OH	44446-
9521	AUGUSTA, GA	RICHMOND PLAZA	3435 WRIGHTSBORO ROAD #1206		AUGUSTA, GA	30909-
9522	SAVANNAH, GA	OGELTHORPE PLAZA	7929 ABERCORN ST., SUITE 640-650		SAVANNAH, GA	31406-3443
9523	WEST PALM BEACH, FL*		1990 N. MILITARY TRAIL		WEST PALM BEACH, FL*	33409-
9524	OCALA, FL		3558 SOUTH WEST COLLEGE ROAD		OCALA, FL	34474-
9525	TROTWOOD, OH	SALEM CENTER OUTLOT	5286 SALEM AVE., CTR. 103		TROTWOOD, OH	45426-
9526	BIRMINGHAM, AL		1707 MONTGOMERY HIGHWAY		BIRMINGHAM, AL	35244-
9527	MADISON, WI	STERLING CENTER	698 SOUTH WHITNEY WAY		MADISON, WI	53711-
9528	EAST NORTHPORT, NY		4199 EAST JERICHO TURNPIKE		EAST NORTHPORT, NY	11731-
9529	BRANSON, MO	FACTORY STORES OF AMERICA	4370 GRETNA ROAD, SUITE #2170		BRANSON, MO	65616-
9530	GREENVILLE, SC		2410 LAURENS ROAD		GREENVILLE, SC	29607-
9531	COLUMBIA, SC	MARSHBROOK PLAZA	7357 TWO NOTCH ROAD		COLUMBIA, SC	29223-
9533	SARASOTA, FL		4130 SOUTH TAMIAMI TRAIL		SARASOTA, FL	34231-
9534	SOMERVILLE, NJ		936 ROUTE 22 EAST		SOMERVILLE, NJ	08876-
9540	NEW YORK, NY		291 THIRD AVENUE		NEW YORK, NY
9541	PEMBROKE PINES, FL	BOULEVARD SQUARE SHOPPING CTR	11090 PINES BOULEVARD		PEMBROKE PINES, FL	33026-
9545	TYLER, TX		4217 SOUTH BROADWAY AVE		TYLER, TX	75701-
9546	WARRENTON, MO	WARRENTON OUTLET CENTER	1000 WARRENTON OUTLET CTR #39		WARRENTON, MO	63383-
9551	LAUDERDALE LAKES, FL	REEF PLAZA	3196 NORTH STATE ROAD		LAUDERDALE LAKES, FL	33319-
9554	FREDERICK, MD	CELLULARONE CENTER	1170 WEST PATRICK ST., S. G&H		FREDERICK, MD	21702-
9556	BOYNTON BEACH, FL	OAKWOOD SHOPPING CENTER	324 NORTH CONGRESS AVENUE		BOYNTON BEACH, FL	33426-
9557	WEST MIFFLIN, PA		2033 LEBANON CHURCH RD SUITE C		WEST MIFFLIN, PA	15122-
9564	OMAHA, NE	MONTCLAIR CENTER	13003 WEST CENTER ROAD, S. #28		OMAHA, NE	68144-
9567	DAYTONA BEACH, FL		2110 WEST INTL. SPEEDWAY		DAYTONA BEACH, FL	32114-
9568	ASHEVILLE, NC		64 TUNNEL ROAD		ASHEVILLE, NC	28805-
9569	FT. SMITH, AR		4803 ROGERS AVENUE		FT. SMITH, AR	72903-
9573	MANCHESTER, CT	PLAZA AT BUCKLAND HILLS	1470 PLEASANT VALLEY RD.		MANCHESTER, CT	06040
9574	HODGKINS, IL	THE QUARRY SHOPPING CENTER	9404 JOLIET ROAD		HODGKINS, IL	60525
9577	GREENVILLE, NC	UNIVERSITY COMMONS SHOP CENTER	3040 SOUTH EVANS STREET, #103	SUITE 103	GREENVILLE, NC	27834

STORE	LOCATION	CENTER NAME	ADDRESS1	ADDRESS 2	CITY, ST	ZIP CODE
9581	HUNTSVILLE, AL		4710-B UNIVERSITY DRIVE		HUNTSVILLE, AL	35816
9583	WEST BERLIN, NJ		199 NORTH ROUTE 73, STE. A	SUITE A	WEST BERLIN, NJ	08091
9584	SMYRNA, GA		2778 COBB PARKWAY		SMYRNA, GA	30339
9587	GLENDALE, CO		320 SOUTH COLORADO BOULEVARD		GLENDALE, CO	80246
9589	ROANOKE, VA		1919 VALLEY VIEW BLVD., NW		ROANOKE, VA	24012
9591	WILLOW GROVE, PA		311 WEST MORELAND RD		WILLOW GROVE, PA	19090
9592	BOWLING GREEN, KY		2522 SCOTTSVILLE ROAD	SUITE B	BOWLING GREEN, KY	42104
9595	JACKSON, MS	COUNTY LINE PLAZA	1039 EAST COUNTY LINE ROAD	SUITE A	JACKSON, MS	39211
9596	WOODBURY, MN		8362 TAMARACK VILLAGE	SUITES 117 & 118	WOODBURY, MN	55125
9601	CHARLOTTESVILLE, VA		1711A&B SEMINOLE TRAIL		CHARLOTTESVILLE, VA	22901
9602	BRONX, NY	MODELLS PLAZA	945 WHITE PLAIN ROAD		BRONX, NY	10473
9604	ORLAND PARK, IL	SECOND CENTURY PLAZA	9396 WEST 159TH STREET		ORLAND PARK, IL	60462
9606	OLATHE, KS		20700 WEST 151ST STREET		OLATHE, KS	66061
9610	ROCKFORD, IL		6376 EAST STATE STREET		ROCKFORD, IL	61108
9612	HOUSTON, TX	WESTGATE SHOPPING CENTER	19504 KATY FREEWAY		HOUSTON, TX	77094
9613	WESTMINSTER, CO		8725 SHERIDAN BLVD. (UNIT B)		WESTMINSTER, CO	80030
9617	MORROW, GA	SOUTH POINT SHOPPING CENTER	6715 JONESBORO ROAD, STE. H		MORROW, GA	30260
9618	MAY’S LANDING, NJ	WRANGLE CONSUMER SQUARE	430 CONSUMER SQUARE		MAY’S LANDING, NJ	08330
9620	GAINESVILLE, FL	BUTLER PLAZA EAST	3600 SW ARCHER ROAD , #A1		GAINESVILLE, FL	32608
9621	AUSTIN, TX	SUNSET VALLEY VILLAGE	5601 BRODIE LANE		AUSTIN, TX	78745
9622	PENSACOLA, FL		7000 N. DAVIS HIGHWAY	UNIT A	PENSACOLA, FL	32504
9623	TOPEKA, KS	WANAMAKER 21 SHOPPING CENTER	1930 SOUTH WEST WANAMAKER RD.	SUITE E	TOPEKA, KS	66614
9624	FREDERICKSBURG, VA		3200 PLANK ROAD		FREDERICKSBURG, VA	22407
9625	WEBSTER, TX	BAYBROOK GATEWAY S.C.	1041 WEST BAY AREA BLVD.		WEBSTER, TX	77598
9627	JOHNSON CREEK, WI	JOHNSON CREEK OUTLET CENTER	622 WEST LINMAR LANE SUITE D25		JOHNSON CREEK, WI	53038
9674	BURBANK, OH	PRIME OUTLETS AT LODI	9911 AVON LAKE ROAD, STE 315		BURBANK, OH	44214
9676	GONZALES, LA	TANGER OUTLET	2400 TANGER BOULEVARD, STE 152		GONZALES, LA	70737
9677	BOSSIER CITY, LA	LOUISIANA BOARDWALK	640 BOARDWALK BLVD		BOSSIER CITY, LA	71111
9680	TULARE, CA	HORIZON OUTLET CENTER - TULARE	1483 RETHERFORD STREET	D040	TULARE, CA	93274
9683	JACKSON, NJ	JACKSON OUTLET CENTER	537 MONMOUTH RD, SPACE 322		JACKSON, NJ
9685	COMMERCE, CA	CITADEL OUTLETS	100 CITADEL DRIVE, SUITE 660		COMMERCE, CA	90040
9686	MICHIGAN CITY, IN	LIGHTHOUSE PLACE PREMIUM OUTLE	1740 LIGHTHOUSE PLACE	UNIT Q040	MICHIGAN CITY, IN	46360
9687	GILROY, CA	GILROY PREMIUM OUTLETS	8155 ARROYO CIRCLE, SPACE #A018		GILROY, CA	95020
9689	ALLEN, TX	ALLEN PREMIUM OUTLETS	820 WEST STACY ROAD, SUITE 330		ALLEN, TX	75013
9690	LAUGHLIN, NV	HORIZON OUTLET CENTER	1955 SOUTH CASINO DRIVE, SUITE 207		LAUGHLIN, NV	89029
9701	WOODLAND HILLS, CA		6433 CANOGA AVE		WOODLAND HILLS, CA	91367-
9702	PHOENIX, AZ		2860 W. PEORIA AVENUE		PHOENIX, AZ	85029-
9703	LAWNDALE, CA		16129 S. HAWTHORNE BLVD #F		LAWNDALE, CA	90260-
9704	DALY CITY, CA	ALTO SERRAMONTE SHOPPING CENTR	350 GILBERT BOULEVARD		DALY CITY, CA	94015
9705	SAN JOSE, CA	STEVEN’S CREEK BLVD.	3136 STEVEN’S CREEK BLVD.		SAN JOSE, CA	95117
9706	UPLAND, CA	MOUNTAIN SQ. SHOPPING CENTER	358/366 S. MOUNTAIN AVE		UPLAND, CA	91786-
9708	PLEASANT HILL, CA		675 CONTRA COSTA BLVD.		PLEASANT HILL, CA	94523
9709	EMERYVILLE, CA		1151 40TH STREET		EMERYVILLE, CA	94608-
9710	SACRAMENTO, CA	MARKET SQUARE	1745 & 1749A ARDEN WAY		SACRAMENTO, CA	95815-
9711	DUBLIN, CA		8000 AMADOR VALLEY BLVD.		DUBLIN, CA	94568-
9712	SALINAS, CA	NORTHRIDGE MALL	776 NORTHRIDGE MALL		SALINAS, CA	93906-
9713	MODESTO, CA		3200 SISK ROAD #G		MODESTO, CA	95356-
9714	FRESNO, CA	CIRCUT CITY SHOPPING CENTER	5048 N. BLACKSTONE AVE		FRESNO, CA	93710-
9715	SAN BERNARDINO, CA		798 INLAND CENTER DRIVE		SAN BERNARDINO, CA	92408
9716	PHOENIX, AZ	CAMELBACK COLONNADE	1945 E. CAMELBACK ROAD	SUITE D2	PHOENIX, AZ	85016-
9717	PHOENIX, AZ	VILLAGE FAIR SHOPPING CENTER	12847 N. TATUM BLVD.		PHOENIX, AZ	80532-
9718	SANTA ROSA, CA		1911 SANTA ROSA AVENUE		SANTA ROSA, CA	95407-
9719	PASADENA, CA	HASTING RANCH PLAZA	3867 FOOTHILL BOULEVARD		PASADENA, CA	91107-
9720	HENDERSON, NV	SUNSET PLAZA	1152 W. SUNSET RD		HENDERSON, NV	89014-

STORE	LOCATION	CENTER NAME	ADDRESS1	ADDRESS 2	CITY, ST	ZIP CODE
9721	BAKERSFIELD, CA		3699 MING AVE		BAKERSFIELD, CA	93309-
9722	TUCSON, AZ		5700 E. BROADWAY		TUCSON, AZ	85711-
9723	SANTA ANA, CA	METRO TOWN SQUARE	3638 SOUTH BRISTOL STREET		SANTA ANA, CA	92704-
9724	ORANGE, CA		1302 N. TUSTIN STREET		ORANGE, CA	92667-
9726	LAS VEGAS, NV		1705 S. DECATUR BLVD.		LAS VEGAS, NV	89102-
9727	STOCKTON, CA		5756 PACIFIC AVENUE		STOCKTON, CA	95207
9728	TACOMA, WA	METRO PLAZA	2220 S. 37TH STREET, SUITE#8		TACOMA, WA	98409-
9729	LOS ALTOS, CA		4898 EL CAMINO REAL		LOS ALTOS, CA	94022-
9730	BELLEVUE, WA	STERNCO CENTER	14725 NORTH EAST 20TH AVE		BELLEVUE, WA	98007-
9731	LAS VEGAS, NV	MARYLAND CROSSINGS	3993 S. MARYLAND CROSSINGS #101		LAS VEGAS, NV	89119-
9732	FULLERTON, CA		1620 S. HARBOR BLVD., SUITE A		FULLERTON, CA	92632-
9733	SAN JOSE, CA		K-MART CTR/882 BLOSSOM HILL RD		SAN JOSE, CA	95123-
9734	AUBURN, WA	SUPERMALL OF THE GREAT N-WEST	1101 SUPERMALL WAY		AUBURN, WA	98001-
9735	BEAVERTON, OR		8705 SOUTH WEST HALL BLVD		BEAVERTON, OR	97008-
9736	WEST COVINA, CA		330 SOUTH VINCENT AVE.		WEST COVINA, CA	91790-
9737	SAN LEANDRO, CA		15099 HESPERIAN BLVD		SAN LEANDRO, CA	94578-
9738	LOS ANGELES, CA		1845 WESTWOOD BLVD		LOS ANGELES, CA	90025-
9739	TUCSON, AZ		4055 NORTH ORACLE ROAD #101		TUCSON, AZ	85705-
9742	SPOKANE, WA*	THE GREAT MALL OF THE BAY AREA	N-6010 DIVISION ST		SPOKANE, WA*	99208-
9743	TRACY, CA	TRACY OUTLET CENTER	1005 PESCADARO AVE-SUITE 179		TRACY, CA	95376-
9744	PALM DESERT, CA		72216 HIGHWAY 111, STE F5,F6		PALM DESERT, CA	92260-
9745	LAKE ELSINORE, CA	LAKE ELSINORE OUTLETS	17600 COLLIER AVENUE SUITE H184		LAKE ELSINORE, CA	92530
9746	LAKEWOOD, CA	LAKEWOOD SQUARE S C	5195 LAKEWOOD BLVD		LAKEWOOD, CA	90712-
9747	SAN DIEGO, CA	ROSECRANS CTR	2990 MIDWAY DRIVE		SAN DIEGO, CA	92110-
9748	CULVER CITY, CA		5592 S. SEPULVEDA BLVD.		CULVER CITY, CA	90230
9752	PORTLAND, OR	JANTZEN BEACH SUPERCENTER	1416 JANTZEN BEACH CENTER		PORTLAND, OR	97217
9753	FREMONT, CA		39121 FREMONT BOULEVARD		FREMONT, CA	94538
9756	VICTORVILLE, CA		12544-B AMARGOSA ROAD		VICTORVILLE, CA	92392
9757	SALEM, OR		1132 LANCASTER DRIVE, NE		SALEM, OR	97301
9759	SACRAMENTO, CA		6160 FLORIN ROAD - SUITE B		SACRAMENTO, CA	95823
9760	TEMPE, AZ	ARIZONA MILLS	5000 ARIZONA MILLS CIRCLE	SUITE 613	TEMPE, AZ	85282
9761	RENO, NV		5595 SOUTH VIRGINIA STREET - SUITE A		RENO, NV	89502
9768	VALENCIA, CA	VALENCIA MARKETPLACE SC	25640 THE OLD ROAD		VALENCIA, CA	91381
9769	KENNESAW, GA	MAIN STREET AT TOWN CENTER	440 BARRETT PARKWAY, SUITE 17		KENNESAW, GA	30144
9775	JONESBORO, AR	HIGHLAND SQUARE SC	2108 SOUTH CARAWAY		JONESBORO, AR	72401
9777	INDEPENDENCE, MO	MARKETPLACE SHOPPING CENTER	14300 EAST 42ND AVENUE		INDEPENDENCE, MO	64055
9778	CHANDLER, AZ	CHANDLER FESTIVAL	2560 WEST CHANDLER BOULEVARD, SUITE 5		CHANDLER, AZ	85224
9780	FLORENCE, KY	VILLAGE AT THE MALL	7634 MALL ROAD		FLORENCE, KY	41042
9782	FAYETTEVILLE, NC		1916 SKIBO ROAD, SUITE 341		FAYETTEVILLE, NC	28314-
9783	WINSTON-SALEM, NC	SILAS CREEK CROSSING SC	3272 SILAS CREEK PARKWAY		WINSTON-SALEM, NC	27103
9787	LONG BEACH, CA	LONG BEACH TOWNE CENTER	7601 CARSON BOULEVARD		LONG BEACH, CA	90808
9788	NORTH ATTLEBORO, MA	NORTH ATTLEBORO MARKETPLACE	1400 SOUTH WASHINGTON STREET		NORTH ATTLEBORO, MA	02760
9789	OXNARD, CA		301 W. ESPLANADE DRIVE		OXNARD, CA	93030
9790	WEST HARTFORD, CT	CORBINS CORNER	1457 NEW BRITAIN AVENUE		WEST HARTFORD, CT	06110
9791	COLUMBIA, MO	CROSSROADS WEST SC	2101 W. BROADWAY		COLUMBIA, MO	65203
9792	DAVENPORT, IA	VILLAGE SC	902 WEST KIMBERLY ROAD		DAVENPORT, IA	52806
9793	MARION, IA	COLLINS ROAD SQUARE	1392 TWIXT TOWN ROAD		MARION, IA	52302
9794	JACKSON, TN	JACKSON PLAZA SC	50 OLD HICKORY EAST BLVD.		JACKSON, TN	38305
9796	SEATTLE, WA	AURORA SQUARE	15819 WESTMINSTER WAY NORTH		SEATTLE, WA	98133
9797	RIVERSIDE, CA	OFF THE MALL	10113 HOLE AVENUE		RIVERSIDE, CA	92503
9798	EL CAJON, CA	HACIENDA SQUARE SC	700 N. JOHNSON AVENUE, SUITE 1		EL CAJON, CA	92020
9799	SOUTH CHARLESTON, WV	TRACE FORK SHOPPING CENTER	90 RHL BOULEVARD		SOUTH CHARLESTON, WV	25309
9800	LONE TREE, CO		9078 WESTVIEW ROAD	STE 100	LONE TREE, CO	80124
9801	LARGO, FL		10359 ULMERTON ROAD		LARGO, FL	33771

STORE	LOCATION	CENTER NAME	ADDRESS1	ADDRESS 2	CITY, ST	ZIP CODE
9802	WYOMISSING, PA	BROADCASTING SQUARE SC	2733 PAPERMILL ROAD, STE X-15		WYOMISSING, PA	19610
9804	WATERBURY, CT		945 WOLCOTT STREET		WATERBURY, CT	06705
9805	FAIRLAWN, OH	SHOPS OF FAIRLAWN	3737 WEST MARKET STREET, UNIT L		FAIRLAWN, OH	44333
9806	SHENANDOAH, TX	PORTOFINO SHOPPING CENTER	19075 INTERSTATE 45 SOUTH, STE 400		SHENANDOAH, TX	77385
9807	PASADENA, TX	FAIRWAY CENTRE	5579 FAIRMONT PARKWAY		PASADENA, TX	77505
9808	CHICAGO, IL	RIVERPOINT CENTER	1730 WEST FULLERTON AVENUE, UNIT 22		CHICAGO, IL	60614
9809	LARGO, MD	BOULEVARD AT THE CAPITAL	900 CAPITAL CENTER BLVD, UNIT G		LARGO, MD	20774
9810	ST. CHARLES, IL	RANDALL BRICHER CENTER	962 SOUTH RANDALL ROAD, UNITE B		ST. CHARLES, IL	60174
9811	STUART, FL		2790 NW FEDERAL HIGHWAY		STUART, FL	34994
9812	CHICAGO, IL	CHATHAM VILLAGE SQUARE	8658 SOUTH COTTAGE GROVE AVENUE		CHICAGO, IL	60619
9813	PHILADELPHIA, PA	QUARTERMASTER PLAZA	2306 WEST OREGON AVENUE, SPACE F-3		PHILADELPHIA, PA	19145
9814	ROSEVILLE, CA	CREEKSIDE TOWN CENTER	1208 GALLERIA BOULEVARD, STE 150		ROSEVILLE, CA	95678
9815	BOCA RATON, FL	SOMERSET SHOPPES	8903 GLADES ROAD, BAY #L-5/6		BOCA RATON, FL	33434
9816	EAST RUTHERFORD, NJ		89 ROUTE 17 SOUTH		EAST RUTHERFORD, NJ	07073
9817	TAMPA, FL		8015 CITRUS PARK DRIVE		TAMPA, FL	33625
9818	SKOKIE, IL	SKOKIE FASHION SQUARE	9410-A SKOKIE BOULEVARD		SKOKIE, IL	60077
9819	MOBILE, AL	LLANFAIR SHOPPING CENTER	3750 AIRPORT BOULEVARD		MOBILE, AL	36608
9820	KANSAS CITY, MO	BARRY TOWNE	8401A NORTH MERCIER STREET		KANSAS CITY, MO	64155
9821	LYNNWOOD, WA	ALDERWOOD PARKWAY RETAIL BLDG	19220 ALDERWOOD MALL PARKWAY, STE 130		LYNNWOOD, WA	98036
9822	CHESTERFIELD, MO	CHESTERFIELD COMMONS VILLAGE	17227 CHESTERFIELD AIRPORT ROAD, #203		CHESTERFIELD, MO	63005
9823	ALBUQUERQUE, NM	PLAZA AT COTTONWOOD	10260 COORS BYPASS NW, SUITE B		ALBUQUERQUE, NM	87114
9826	HAZLET, NJ		2872 HIGHWAY 35 SOUTH		HAZLET, NJ	07730
9828	TEMECULA, CA	PROMENADE MALL	40620 WINCHESTER ROAD, SUITE A		TEMECULA, CA	92591-5504
9829	GREENSBURG, PA	WESTMORELAND MALL	5240 ROUTE 30		GREENSBURG, PA	15601
9831	MANCHESTER, NH	TJ MAXX PLAZA	18 MARCH AVENUE		MANCHESTER, NH	03103
9832	WACO, TX	CENTER TEXAS MARKETPLACE	2448 WEST LOOP 340, SUITE 27		WACO, TX	76711
9833	EUGENE, OR	VALLEY RIVER CENTER	1125-A VALLEY RIVER DRIVE		EUGENE, OR	97401
9834	PALMDALE, CA	AMARGOSA COMMONS	39445 10TH STREET WEST, SUITE E		PALMDALE, CA	93551
9835	HYANNIS, MA	CAPETOWN PLAZA	790 IYANOUGH RD., SUITE 22A		HYANNIS, MA	02601
9837	SAN FRANCISCO, CA		570 MARKET STREET		SAN FRANCISCO, CA	94104-5401
9838	BOSTON, MA		419 WASHINGTON STREET		BOSTON, MA	02108
9840	METAIRIE, LA		3750 VETERANS MEMORIAL BLVD		METAIRIE, LA	70002-
9841	FORT LAUDERDALE, FL	WALGREENS PLAZA	2365 NE 26TH STREET		FORT LAUDERDALE, FL	33305
9842	DOWNEY, CA	DOWNEY LANDING	12136 LAKEWOOD BOULEVARD		DOWNEY, CA	90242
9843	TUKWILA, WA		17401 SOUTHCENTER PARKWAY, SUITE 141		TUKWILA, WA	98188
9844	ORLANDO, FL	TOWERS OF WATERFORD LAKES	464 N. ALAFAYA TRAIL, SUITE 108		ORLANDO, FL	32828

CASUAL MALE XL OUTLET STORES
9147	BURLINGTON, NC	BURLINGTON MANUFACTURER OUTLET	2397 CORPORATION PARKWAY		BURLINGTON, NC	27215-
9152	MYRTLE BEACH, SC	TANGER OUTLET CENTER	4630 FACTORY STORES BLVD	SUITE A-105	MYRTLE BEACH, SC	29579
9159	WOODBRIDGE, VA	SMOKETOWN STATION	13289 WORTH AVENUE		WOODBRIDGE, VA	22192
9166	NIAGARA FALLS, NY	NIAGARA FACTORY OUTLET MALL	1900 MILITARY ROAD		NIAGARA FALLS, NY	14302
9188	LIGHTFOOT, VA	WILLIAMSBURG OUTLET MALL	8000 RICHMOND ROAD		LIGHTFOOT, VA	23090-
9202	PLEASANT PRAIRIE, WI	PRIME OUTLETS AT PLEASANT PRAIRIE	11601 108 STREET, SUITE 528		PLEASANT PRAIRIE, WI	53158
9242	LAKE GEORGE, NY	DUNHAM FOOTWEAR OUTLET CENTER	R1492 Rte. 9		LAKE GEORGE, NY	12845-9735
9251	PIGEON FORGE, TN	BELZ FACTORY OUTLET MALL	2655 TEASTER LANE		PIGEON FORGE, TN	37863-
9266	LAKELAND, TN	MEMPHIS FACTORY OUTLET MALL	3536 CANADA ROAD		LAKELAND, TN	38002-9723
9272	KITTERY, ME	THE OUTLET MALL OF KITTERY	LITCHFIELD ROAD, SUITE 1		KITTERY, ME	03904-
9290	PHILADELPHIA, PA	FRANKLIN MILLS	1441 FRANKLIN MILLS CIRCLE		PHILADELPHIA, PA	19154
9316	LANCASTER, PA	ROCKVALE SQUARE	35 SO. WILLOWDALE DR. BOX 807		LANCASTER, PA	17602-
9323	SMITHFIELD, NC	CAROLINA PREMIUM OUTLETS	2400 INDUSTRIAL PARK DRIVE SPACE 450		SMITHFIELD, NC	27577-
9355	LAKE PARK, GA	LAKE PARK MILL STORE PLAZA	5265 MILL STORE ROAD-SUITE 30		LAKE PARK, GA	31636-
9373	GURNEE, IL	GURNEE MILLS	6170 WEST GRAND AVE.		GURNEE, IL	60031-
9502	BIRCH RUN, MI	PRIME OUTLETS AT BIRCH RUN	12150 SOUTH BEYER ROAD, SPACE F050		BIRCH RUN, MI	48415-

STORE	LOCATION	CENTER NAME	ADDRESS1	ADDRESS 2	CITY, ST	ZIP CODE
9515	MOSINEE, WI	CEDAR CREEK MALL	10101 MARKET ST. #C-110		MOSINEE, WI	54455-
9529	BRANSON, MO	FACTORY STORES OF AMERICA	4370 GRETNA ROAD, SUITE #2170		BRANSON, MO	65616-
9542	HILLSBORO, TX	SOUTHWEST OUTLET CENTER	104 NORTHEAST,I-35,SUITE 128		HILLSBORO, TX	76645-
9553	CONROE, TX	CONROE OUTLET CTR	1111 LEAGUE LINE RD STE #121		CONROE, TX	77303-
9558	CALHOUN, GA	CALHOUN OUTLET CENTER	SUITE 60 455 BELWOOD RD. S.E.		CALHOUN, GA	30701-
9566	LOVELAND, CO	ROCKY MOUNTAIN FACTORY STORES	5732 MCWHINNEY BOULEVARD, #E-40		LOVELAND, CO	80538-
9571	JEFFERSONVILLE, OH	PRIME OUTLETS @JEFFERSONVILLE	8115 FACTORY SHOPS BLVD	SPACE 115	JEFFERSONVILLE, OH	43128
9576	EDINBURGH, IN	EDINBURGH OUTLET CENTER	11747 NORTH EXECUTIVE DRIVE, #880		EDINBURGH, IN	46124
9585	HOWELL, MI	KENSINGTON VALLEY FACTORY SHOP	1475 NORTH BURKHART RD. STE. D180		HOWELL, MI	48855
9586	GAFFNEY, SC	CAROLINA FACTORY SHOPS	335 FACTORY SHOPS BOULEVARD		GAFFNEY, SC	29341
9588	WATERLOO, NY	WATERLOO PREMIUM OUTLETS	655 ROUTE 318, STE. A005	SUITE A005	WATERLOO, NY	13165
9598	VERO BEACH, FL	OUTLETS AT VERO BEACH	1757 94TH DRIVE	SUITE D180	VERO BEACH, FL	32966
9605	TILTON, NH	LAKE REGION FACTORY STORES	120 LACONIA ROAD	SUITE 206	TILTON, NH	03276
9614	RIVERHEAD, NY	TANGER OUTLET CENTER	1770 WEST MAIN STREET		RIVERHEAD, NY	11901
9615	SAN MARCOS, TX	SAN MARCOS OUTLET CENTER	4015 INTERSTATE HWY. 35, STE. 214		SAN MARCOS, TX	78666
9616	COMMERCE, GA	TANGER II OUTLET CENTER	800 STEVEN B. TANGER BLVD #310		COMMERCE, GA	30529
9626	WRENTHAM, MA	WRENTHAM VILLAGE PREMIUM OUTLE	1 PREMIUM OUTLET BOULEVARD STE 585		WRENTHAM, MA	02093
9627	JOHNSON CREEK, WI	JOHNSON CREEK OUTLET CENTER	622 WEST LINMAR LANE SUITE D25		JOHNSON CREEK, WI	53038
9629	ALBERTVILLE, MN	ALBERTVILLE PREMIUM OUTLETS	6415 LABEAUX AVENUE NE, SUITE B-65		ALBERTVILLE, MN	55301
9630	FOLEY, AL	RIVIERA CENTRE FACTORY STORES	2601 SOUTH MCKENZIE STREET SUITE S4		FOLEY, AL	36535
9631	VACAVILLE, CA	FACTORY STORES AT VACAVILLE	131 NUT TREE ROAD, SUITE K		VACAVILLE, CA	95687
9632	ST. AUGUSTINE, FL	ST. AUGUSTINE OUTLET CENTER	2700 STATE ROAD 16, STE 815		ST. AUGUSTINE, FL	32092
9633	WILLIAMSBURG, IA	TANGER FACTORY OUTLET	112-A TANGER DRIVE		WILLIAMSBURG, IA	52361
9635	GETTYSBURG, PA	GETTYSBURG FACTORY STR	1863 GETTYSBURG DRIVE		GETTYSBURG, PA	17325
9636	TANNERSVILLE, PA	THE CROSSING FACTORY STORES	1000 ROUTE 611, UNIT A19		TANNERSVILLE, PA	18372
9640	FOLSOM, CA	FOLSOM PREMIUM OUTLET	13000 FOLSOM BOULEVARD, SUITE 1440		FOLSOM, CA	95630
9642	HAGERSTOWN, MD	PRIME OUTLETS AT HAGERSTOWN	550 PRIME OUTLETS BOULEVARD		HAGERSTOWN, MD	21740
9643	GROVE CITY, PA	PRIME OUTLET AT GROVE CITY	P.O. BOX 1027 - I-79 & ROUTE 208		GROVE CITY, PA	16127
9644	WESTBROOK, CT	WESTBROOK FACTORY STORES	314 FLAT ROCK PLACE, SUITE A135		WESTBROOK, CT	06498
9646	CAMARILLO, CA	CAMARILLO PREMIUM OUTLETS	990 CAMARILLO CENTER DRIVE, STE 1016		CAMARILLO, CA	93010
9662	COLUMBUS, OH	WYANDOTTE CENTER	5091 E. MAIN STREET		COLUMBUS, OH	43213
9664	ONTARIO, CA	ONTARIO MILLS PLAZA	4320 EAST MILLS CIRCLE RD UNIT H		ONTARIO, CA	91764
9665	OSAGE BEACH, MO	FAC OUTLET VILLAGE OSAGE BEACH	4540 HIGHWAY 54, SUITE N4		OSAGE BEACH, MO	65065
9668	REHOBOTH BEACH, DE	REHOBOTH OUTLETS III	1230 REHOBOTH OUTLETS, HIGHWAY 1		REHOBOTH BEACH, DE	19971
9669	LINCOLN CITY, OR	FACTORY STORES AT LINCOLN CITY	1500 SE EAST DEVILS LAKE ROAD, STE 413		LINCOLN CITY, OR	97367
9670	GULFPORT, MS	GULFPORT FACTORY SHOPS	10737 FACTORY SHOPS BOULEVARD		GULFPORT, MS	39503

Casual Male Retail Group, Inc.

DENNIS R. HERNREICH

By:	/S/ DENNIS R. HERNREICH
Title:	EVP, COO, CFO